UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 26, 2018

Date of Report

(Date of earliest event reported)

BRIDGEWATER BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-38412 (Commission File Number)	26-0113412 (I.R.S. Employer Identification No.)
	3800 American Boulevard West, Suite 100 Bloomington, Minnesota (Address of principal executive offices)	55431 (Zip Code)

Registrant’s telephone number, including area code: (952) 893-6868

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02           Results of Operations and Financial Condition.

On July 26, 2018, Bridgewater Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2018. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 24, 2018, the Board of Directors (the “Board”) of the Company increased the number of directors constituting the entire Board from seven to eight directors, and, upon the recommendation of the Company’s Nominating and Corporate Governance Committee, appointed Douglas J. Parish as a Class I director to fill the vacancy created by this increase. As with other Class I directors, Mr. Parish’s initial term will expire at the 2019 annual shareholder meeting.  Also on July 24, 2018, Mr. Parish was appointed to the Company’s Audit Committee and Nominating and Corporate Governance Committee. The Board has determined that Mr. Parish qualifies as an independent director under the rules of The Nasdaq Stock Market LLC and the Securities and Exchange Commission. Mr. Parish will also serve as a  director of the Company’s wholly owned subsidiary, Bridgewater Bank.

Mr. Parish is the former Senior Vice President and Chief Compliance Officer for Ameriprise Financial, Inc., a Fortune 250 diversified financial services company. He was with Ameriprise since the company’s spin-off from American Express in 2005, and was responsible for building its internal audit functions. Prior to his tenure at Ameriprise, Mr. Parish was Vice President and Chief Internal Auditor at Ceridian Corporation and held numerous audit roles at Citigroup.

As a non-employee director of the Company, Mr. Parish will participate in the Company’s non-employee Director compensation program.  Pursuant to such program, Mr. Parish will receive a quarterly retainer of $15,000 for service on the Board and committees of the Company, which amount will be prorated for any partial term. There were no arrangements or understandings between Mr. Parish and any other person pursuant to which he was selected as a director.  Mr. Parish does not have any direct or indirect or material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.Regulation FD Disclosure.

On July 26, 2018, the Company issued a press release announcing the appointment of Mr. Parish as a  director, a copy of which is attached as Exhibit 99.2 to this 8-K and is incorporated by reference herein.

The information furnished pursuant to Item 2.02 and this Item 7.01, and the related exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 99.1Press release of Bridgewater Bancshares, Inc., dated July 26, 2018, regarding second quarter 2018 financial results

Exhibit 99.2Press release of Bridgewater Bancshares, Inc., dated July 26, 2018, regarding the appointment of a new director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bridgewater Bancshares, Inc.

Date: July 26, 2018
By: /s/ Jerry Baack
Name: Jerry Baack
Title: Chairman, Chief Executive Officer and President